o 711 *P2

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                           SHARE CLASS REDESIGNATION
                            EFFECTIVE JANUARY 1, 1999

                          Class A  -  Formerly Class I
                          Class B  -  New Share Class
                          Class C  -  Formerly Class II
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                        SUPPLEMENT DATED JANUARY 1, 1999
                              TO THE PROSPECTUS OF
                       TEMPLETON DEVELOPING MARKETS TRUST
                                DATED MAY 1, 1998

The prospectus is amended as follows:

I. As of January 1, 1999, the fund offers four classes of shares: Class A, Class B, Class C and Advisor Class. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class
         II. All references in the prospectus to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. The second paragraph on the cover of the prospectus is replaced with the following:

         This prospectus describes the fund's Class A, B and C shares. The fund currently offers another share class with a different sales charge and expense structure, which affects performance.

III. The section "Expense Summary" is replaced with the following:

         EXPENSE SUMMARY

         This table is designed to help you understand the costs of investing in the fund. It is based on the fund's historical expenses for the fiscal year ended December 31, 1997. The fund's actual expenses may vary.

                                                              CLASS A/1/     CLASS B/2/    CLASS C/1/
          -------------------------------------------        -----------    ------------  ------------
          A.  SHAREHOLDER TRANSACTION EXPENSES/3/
          Maximum Sales Charge
          (as a percentage of Offering Price)                  5.75%          4.00%          1.99%
          Paid at time of purchase/4/                          5.75%          None           1.00%
          Paid at redemption/5/                                None           4.00%          0.99%
          Exchange Fee (per transaction)                       None           None           None

          B. ANNUAL FUND OPERATING EXPENSES

PAGE

          (AS A PERCENTAGE OF AVERAGE NET ASSETS)
          Management Fees                                      1.25%           1.25%         1.25%
          Rule 12b-1 Fees/6/                                   0.27%           1.00%         1.00%
          Other Expenses                                       0.44%           0.44%         0.44%
                                                             ----------     -----------    ----------
          Total Fund Operating Expenses                        1.96%           2.69%         2.69%
                                                             ---------      -----------    ----------

         C. EXAMPLE

         Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $10,000 that you invest in the fund.



                                                1 YEAR      3 YEARS     5 YEARS    10 YEARS
          ------------------------------------ ----------  ----------  ---------  ----------
          CLASS A                                $763/7/     $1,155     $1,571      $2,729
          CLASS B
          Assuming you sold your shares at
          the end of the period                  $672        $1,135     $1,625      $2,846/8/
          Assuming you stayed in the fund        $272        $835       $1,425      $2,846/8/
          CLASS C                                $467/9/     $927       $1,511      $3,092


         THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

          1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.

          2. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended December 31, 1997. The Rule 12b-1 fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.

          3. If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

          4. There is no front-end sales charge if you invest $1 million or more in Class A shares. Although Class B and C have a lower front-end sales charge than Class A, their Rule 12b-1 fees are higher. Over time you may pay more for Class B and C shares. Please see "How Do I Buy Shares? - Choosing a Share Class."

          5. A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more if you sell the shares within one year and to any Class C purchase if you sell the shares within 18 months. A Contingent Deferred Sales Charge of up to 4% may apply to any Class B purchase if you sell the shares within six years. A Contingent
          Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class A shares without a front-end sales charge. The charge is based on the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage for Class C is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? Contingent Deferred Sales Charge" for details.

          6. These fees may not exceed 0.35% for Class A and 1.00% for Class B and C. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

          7. Assumes a Contingent Deferred Sales Charge will not apply.

          8. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

PAGE

          9. For the same Class C investment, you would pay projected expenses of $369 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

IV.       The following information is added to the section "Financial
          Highlights":


                                                            SIX MONTHS ENDED
                                                              JUNE 30, 1998
                                                                (UNAUDITED)
                                                       ----------------------------
                                                           CLASS A       CLASS C
                                                       -----------------------------
          PER SHARE OPERATING PERFORMANCE
          (for a share outstanding throughout
          the period)
          Net asset value, beginning of period             $12.94        $12.81
                                                       -----------------------------
          Income from investment operations:
                Net investment income                         .11           .06
                Net realized and unrealized gains
                (losses)                                    (2.36)        (2.31)
                                                       ------------------------------
          Total from investment operations                  (2.25)        (2.25)
                                                       ------------------------------
          Less distributions from:
                Net investment income                        (.06)         (.06)
                Net realized gains                           (.05)         (.05)
                                                       ------------------------------
          Total distributions                                (.11)         (.11)
                                                       ==============================
          Net asset value, end of period                   $10.58        $10.45
                                                       ==============================
          Total return*                                    (17.55)%      (17.73)%

          RATIOS/SUPPLEMENTAL DATA
          Net assets, end of period (000's)            $2,677,076      $348,060
          Ratios to average net assets:
                Expenses                                     2.02%**       2.76%**
                Net investment income                        1.65**         .97**
          Portfolio turnover rate                            5.94%         5.94%


         * Total return does not reflect sales commissions or the Contingent Deferred Sales Charge and is not annualized.
         **Annualized.

V. The following is added under "What Are the Risks of Investing in the Fund?":

          YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors Asset Management Hong Kong considers.

          Asset Management Hong Kong will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. Asset Management Hong Kong, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.


PAGE

          If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Manages the Fund?" for more information.

          EURO RISK. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

          The process to establish the euro may result in market volatility. It is not possible to predict the impact of the euro on the business or financial condition of European issuers or on the fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

          Resources has created an interdepartmental team to handle all euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the fund will not be adversely affected, Asset Management Hong Kong and its affiliated service providers are taking steps that they believe are reasonably designed to address the euro issue.

VI.       In the section "Who Manages the Fund?",

         (a) the following is added after the "Administrative Services" section:

         YEAR 2000 PROBLEM. The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

         When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by Asset Management Hong Kong, its service providers and other third parties it does business with are


PAGE

          not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

          Asset Management Hong Kong and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and Asset Management Hong Kong may have no control.

          (b) the first sentence under "The Rule 12b-1 Plans" is replaced with the following:

          Each class has a separate distribution or "Rule 12b-1" plan under which the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class.

          (c) and the following paragraphs are added to the section "The Rule 12b-1 Plans":

          Under the Class B plan, the fund pays Distributors up to 0.75% per year of Class B's average daily net assets to pay Distributors for providing distribution and related services and bearing certain Class B expenses. All distribution expenses over this amount will be borne by those who have incurred them. Securities Dealers are not eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

          The fund may also pay a servicing fee of up to 0.25% per year of Class B's average daily net assets under the Class B plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities. Securities Dealers may be eligible to receive this portion of the Rule 12b-1 fees from the date of purchase. After 8 years, Class B shares convert to Class A shares and Securities Dealers may then receive the Rule 12b-1 fees applicable to Class A.

          The expenses relating to the Class B plan are also used to pay Distributors for advancing the commission costs to Securities Dealers with respect to the initial sale of Class B shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to

PAGE

          Distributors  in  connection  with  advancing   commission   costs  to
          Securities Dealers.

VII. Under "How Is the Fund Organized?", the first paragraph is replaced with the following:

          The fund is a diversified, open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust on August 9, 1991, and is registered with the SEC. The fund offers four classes of shares: Templeton Developing Markets Trust
          - Class A, Templeton Developing Markets Trust - Class B, Templeton Developing Markets Trust - Class C and Templeton Developing Markets Trust - Advisor Class.

          Additional series and classes of shares may be offered in the future.

VIII. The second step in the section "How Do I Buy Shares? - Opening Your Account" is replaced with the following:

          2. Determine how much you would like to invest. The fund's minimum investments are:

              /bullet/ To open a regular, non-retirement account       $1,000
              /bullet/ To open an IRA, IRA Rollover, Roth IRA,
                       or Education IRA                                $ 250*
              /bullet/ To open a custodial account for a minor
                       (an UGMA/UTMA account)                          $ 100
              /bullet/ To open an account with an automatic
                       investment plan                                 $  50**
              /bullet/ To add to an account                            $  50***

          * For all other retirement accounts, there is no minimum investment requirement.
         **  $25 for an Education IRA.
         *** For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

         For purchases by broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, the minimum initial investment is $250. The minimum initial investment is $100 for officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

         We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

IX. The sections "Choosing a Share Class" and "Purchase Price of Fund Shares," found under "How Do I Buy Shares?", are replaced with the following:

         CHOOSING A SHARE CLASS

PAGE

         Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.


                       CLASS A*                              CLASS B*                                  CLASS C*
          -----------------------------------------------------------------------------------------------------------------------

          /bullet/ Front-end sales charge of     /bullet/ No front-end sales charge        /bullet/ Front-end sales charge of 1%
                   5.75% or less

          /bullet/ Contingent Deferred Sales    /bullet/ Contingent Deferred Sales Charge  /bullet/ Contingent Deferred Sales Charge
                   Charge of 1% on purchases             of 4% or less on shares you sell           of 1% on shares you sell within
                   of $1 million or more sold            within six years                           18 months
                   within one year

          /bullet/ Lower annual expenses than  /bullet/ Higher annual expenses than Class  /bullet/ Higher annual expenses than
                   Class B or C due to lower            A (same as Class C) due to higher           Class A (same as Class B) due
                   Rule 12b-1 fees                      Rule 12b-1 fees. Automatic                  to higher Rule 12b-1 fees. No
                                                        conversion to Class A shares                conversion to Class A shares,
                                                        after eight years, reducing future          so annual expenses do not
                                                        annual  expenses.                           decrease.

          /bullet/ No maximum purchase amount  /bullet/ Maximum purchase amount of         /bullet/ Maximum purchase amount of
                                                        $249,999. We invest any                     $999,999. We invest any
                                                        investment of $250,000 or more              investment of $1 million or
                                                        in Class A shares, since a                  more in Class A shares, since
                                                        reduced front-end sales charge              there is no front-end sales
                                                        is available and Class A's                  charge and Class A's annual
                                                        annual expenses are                         expenses are lower.
                                                        lower.

         *Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund began offering Class B shares on January 1, 1999. Class B shares are not available to all retirement plans. Class B shares are only available to IRAs (of any type), Trust Company 403(b) plans, and Trust Company qualified plans with participant or earmarked accounts.

         PURCHASE PRICE OF FUND SHARES

         For Class A shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class C shares is 1% and, unlike Class A, does not vary based on the size of your purchase. There is no front-end sales charge for Class B shares.


                                                      TOTAL SALES CHARGE
                                                       AS A PERCENTAGE OF         AMOUNT PAID TO
                                                  ----------------------------     DEALER AS A
          AMOUNT OF PURCHASE                      OFFERING         NET AMOUNT    PERCENTAGE OF
          AT OFFERING PRICE                         PRICE            INVESTED    OFFERING PRICE
          ----------------------------------------------------------------------------------------
          CLASS A
          Under $50,000                             5.75%            6.10%               5.00%
          $50,000 but less than $100,000            4.50%            4.71%               3.75%
          $100,000 but less than $250,000           3.50%            3.63%               2.80%
          $250,000 but less than $500,000           2.50%            2.56%               2.00%
          $500,000 but less than $1,000,000         2.00%            2.04%               1.60%
          $1,000,000 or more*                       None             None                None

          CLASS B*                                  None             None                None

          CLASS C
          Under $1,000,000*                         1.00%            1.01%               1.00%

PAGE

          *A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more and any Class C purchase. A Contingent Deferred Sales Charge of up to 4% may apply to any Class B purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

X. In the section "Sales Charge Waivers," found under "How Do I Buy Shares? - Sales Charge Reductions and Waivers,"

          (a) the first paragraph is replaced with the following:

          SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class A shares only, except for items 1 and 2 which also apply to Class B and C purchases.

          (b) the second waiver category is replaced with the following:

          2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

               If you paid a Contingent Deferred Sales Charge when you sold your Class A or C shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares. If you own both Class A and B shares and you later sell your shares, we will sell your Class A shares first, unless otherwise instructed.


PAGE

               Proceeds immediately placed in a Franklin Bank CD also may be reinvested without a front-end sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

               This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with proceeds from a money fund may be subject to a sales charge.

         (c) the following new category 8 is added to the end of the first list of sales charge waiver categories:

         8. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

               If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

        (d) and the following new category 12 is added to the end of the second list of sales charge waiver categories:

        12. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

XI. The section "How Do I Buy Shares in Connection with Retirement Plans?", found under "How Do I Buy Shares?", is replaced with the following:

         HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

         Your individual or employer-sponsored retirement plan may invest in the fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

         Trust Company can provide you with brochures containing important information about its plans. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services.

         Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.


PAGE

XII. The section "How Do I Buy Shares? - Other Payments to Securities Dealers" is replaced with the following:

     OTHER PAYMENTS TO SECURITIES DEALERS

     The payments described below may be made to Securities Dealers who initiate and are responsible for Class B and C purchases and certain Class A purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

     1. Class A purchases of $1 million or more - up to 1% of the amount invested.

     2. Class B purchases - up to 4% of the amount invested.

     3. Class C purchases - up to 1% of the purchase price.

     4. Class A purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

     5. Class A purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

     6. Class A purchases by Chilean retirement plans - up to 1% of the amount invested.

     A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 3 or 6 above or a payment of up to 1% for investments described in paragraph 4 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

     FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

XIII. The second and third paragraphs under "May I Exchange Shares for Shares of Another Fund?" are replaced with the following:

PAGE

         If you own Class A shares, you may exchange into any of our money funds except Franklin Templeton Money Fund. Franklin Templeton Money Fund is the only money fund exchange option available to Class B and C shareholders. Unlike our other money funds, shares of Franklin Templeton Money Fund may not be purchased directly and no drafts (checks) may be written on Franklin Templeton Money Fund accounts.

         Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class B or C shares.

XIV. The first paragraph under "May I Exchange Shares for Shares of Another Fund? - Will Sales Charges Apply to My Exchange?" is replaced with the following:

          You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

XV. In the section "Contingent Deferred Sales Charge," found under "May I Exchange Shares for Shares of Another Fund? - Will Sales Charges Apply to My Exchange?",

          (a) the following sentence is added to the end of the first paragraph:

          The purchase price for determining a Contingent Deferred Sales Charge on exchanged shares will be the price you paid for the original shares.

          (b) and the third paragraph is replaced with the following:

          If you exchange Class A shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class B or C shares for the same class of shares of Franklin Templeton Money Fund, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

XVI. In the section "Exchange Restrictions," found under "May I Exchange Shares for Shares of Another Fund?",

          (a) the first and second bulleted items are replaced with the following:

          /bullet/ You may only exchange shares within the same class, except as noted below. If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.


PAGE

          /bullet/ Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

              (b) and the following new item is added:

          /bullet/ You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.

XVII.    In the "By Phone" section of the chart under "How Do I Sell Shares?",

         (a) the first bulleted item is replaced with the following:

         /bullet/ If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

          (b) and the third bulleted item is deleted.

XVIII. In the section "Contingent Deferred Sales Charge," found under "How Do I Sell Shares?",

          (a) the following is added after the second paragraph:

          For Class B shares, there is a Contingent Deferred Sales Charge if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.



          IF YOU SELL YOUR CLASS B SHARES                   THIS % IS DEDUCTED FROM YOUR PROCEEDS AS
          WITHIN THIS MANY YEARS AFTER BUYING THEM          A CONTINGENT DEFERRED SALES CHARGE
          ------------------------------------------      -------------------------------------------
          1 Year                                                       4
          2 Years                                                      4
          3 Years                                                      3
          4 Years                                                      3
          5 Years                                                      2
          6 Years                                                      1
          7 Years                                                      0

         (b) and the section "Waivers" is replaced with the following:

         WAIVERS. We waive the Contingent Deferred Sales Charge for:

PAGE


         /bullet/   Account fees

         /bullet/ Sales of Class A shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

        /bullet/ Redemptions by the fund when an account falls below the minimum required account size

        /bullet/ Redemptions following the death of the shareholder or beneficial owner

        /bullet/ Redemptions through a systematic withdrawal plan set up before February 1, 1995

        /bullet/ Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's Net Asset Value depending on the frequency of your plan

        /bullet/    Redemptions by Trust Company employee benefit plans or
                    employee  benefit  plans  serviced  by  ValuSelect(R)   (not
                    applicable to Class B)

        /bullet/ Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only
                    IRAs)

        /bullet/ Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

        /bullet/ Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class
                    B)

XIX. The second paragraph under "What Distributions Might I Receive From the Fund?" is replaced with the following:

          Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.

XX. Distribution option 3 and the paragraph following it in the section "What Distributions Might I Receive From the Fund? - Distribution Options" is replaced with the following:

PAGE

         3. RECEIVE DISTRIBUTIONS IN CASH - You may receive capital gain distributions, dividend distributions, or both in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

         Distributions may be reinvested only in the same class of shares, except as follows: (i) Class C shareholders who chose to reinvest their distributions in Class A shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and
         (ii) Class B and C shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

XXI.      Under "Transaction Procedures and Special Requirements,"

         (a) the section "Joint Accounts" is replaced with the following:

         JOINT ACCOUNTS. For accounts with more than one registered owner, the fund accepts written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

         Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

         (b) the reference to $50,000 in the section "Signature Guarantees" is replaced with $100,000.

         (c) the section "Trust Company Retirement Plan Accounts," found under "Telephone Transactions," is deleted.

         (d) and the section "Keeping Your Account Open" is replaced with the following:

         KEEPING YOUR ACCOUNT OPEN

         Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

PAGE

XXII.     Under "Services to Help You Manage Your Account,"

         (a) the second sentence in the section "Automatic Investment Plan" is replaced with the following:

         Under the plan, you can have money transferred automatically from your checking or savings account to the fund each month to buy additional shares.

         (b) the second paragraph under "Systematic Withdrawal Plan" is replaced with the following:

         If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the account application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

         (c) the following new section is added after the section "Systematic Withdrawal Plan":

         ELECTRONIC FUND TRANSFERS

         You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

         (d) the third bulleted item in the section "TeleFACTS(R)" is replaced with the following:

          /bullet/ exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and

         (e) and the last sentence is replaced with the following:

         The code number is 711 for Class A, 991 for Class B and 791 for Class
          C.

XXIII. In the "Useful Terms and Definitions" section,

         (a) the definition of "Class I, Class II and Advisor Class" is replaced with the following:

PAGE

         CLASS A, CLASS B, CLASS C AND ADVISOR CLASS - The fund offers four classes of shares, designated "Class A," "Class B," "Class C" and "Advisor Class." The four classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

         (b) and the following definitions are revised:

         CONTINGENCY PERIOD - For Class A shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. The contingency period is six years for Class B shares and 18 months for Class C shares. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

         CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your Class A or C shares within the Contingency Period. For Class B, the maximum CDSC is 4% and declines to 0% after six years.

         OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class A and 1% for Class C. There is no front-end sales charge for Class B. We calculate the offering price to two decimal places using standard rounding criteria.

                Please keep this supplement for future reference.